                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): March 18, 2003

                               ION NETWORKS, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-13117               22-2413505
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
        of Incorporation)                                   Identification No.)


                   1551 South Washington Avenue
                      Piscataway, New Jersey            08854
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item  5.     Other  Events.
             -------------

         On March 18, 2003, ION Networks, Inc. (the "Company") issued a press release announcing its financial results for the three month and nine month periods ended December 31, 2002. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

         On March 24, 2003, the Company issued a press release announcing it will be delisted from the Nasdaq SmallCap Market at the opening of business on March 28, 2003. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as
Exhibit 99.2.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) EXHIBITS.
    --------

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

           99.1     Press   Release  of  the  Company   dated  March  18,  2003,
                    announcing its financial results for the three month and nine month periods ended December 31, 2002.

           99.2     Press   Release  of  the  Company   dated  March  24,  2003,
                    announcing it will be delisted from the Nasdaq SmallCap Market at the opening of business on March 28, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 26, 2003

                                  ION NETWORKS, INC.


                                  By: /S/ CAMERON SAIFI
                                      --------------------------
                                      Cameron Saifi
                                      Executive Vice President and Chief
                                      Operating Officer

                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION
-----------               ------------

    99.1     Press Release of the Company dated March 18, 2003.

    99.2     Press Release of the Company dated March 24, 2003.

                                  EXHIBIT 99.1
                                  ------------

                   ION NETWORKS REPORTS FINANCIAL RESULTS FOR
                        3 MONTH AND 9 MONTH PERIODS ENDED
                                DECEMBER 31, 2002


PISCATAWAY, N.J March 18, 2003--ION Networks Incorporated (Nasdaq: IONN), a leading provider of security and management solutions that protect critical infrastructure from internal and external security threats, today announced results for the fiscal fourth quarter and year ended December 31, 2002.


Net sales for the quarter ended December 31, 2002 were approximately $853,000 compared to approximately $1.5 million in the previous quarter ended September 30, 2002. Net sales were approximately $2.2 million in the quarter ended December 31, 2001.


The Company incurred a net loss for the quarter ended December 31, 2002 of approximately $2.2 million or $0.10 per share, which includes restructuring and impairment of asset charges of $508,000 or $0.02 per share. This compares with a net loss of approximately $1.35 million or $0.06 per share for the previous quarter and approximately $1.4 million or $0.07 per share for the quarter ended December 31, 2001.


     -------------------------------- ------------------------------------ ------------------------------
                                              Three months Ended                 Nine Months Ended
                                                  (Unaudited)                       (Unaudited)

                                         12/31/02          12/31/01          12/31/02        12/31/01
                                         --------          --------          --------        --------
     Net sales                           $   853           $ 2,214           $ 3,335        $ 5,236
     Operating Loss                      $(2,460)          $(1,647)          $(5,877)        $(6,043)
     Net loss                            $(2,220)          $(1,372)          $(5,628)        $(5,712)
     Net loss per share                  $ (0.10)          $ (0.07)          $ (0.25)        $ (0.31)
     Basic and diluted shares             23,318            18,543            22,843          18,317
     -------------------------------- --------------- -------------------- -------------- ---------------
         In 000s except "per share" amounts



For the quarter ended December 31, 2002, gross margins fell to 40 percent, compared to 63 percent for the previous quarter and 51 percent for the quarter ended December 31, 2001. The anticipated gross margin of 65 percent for the quarter ended December 31, 2002 was not achieved as a result of the discontinuation of ION Secure 3200 appliances and the lower than expected revenues in that quarter.

"The challenges that continue to weigh on the technology sector have slowed our progress in achieving our objective to reach break-even," commented Kam Saifi, ION Network's President and CEO. "While our pipeline continues to advance, the sales cycle remains extended far beyond normal terms. As we negotiate the task of restarting the company amid unfavorable market conditions, we firmly believe ION has the potential to emerge as a leader in the security market with its unique and differentiated solutions. For ION to continue its operations, our immediate plans are (a) to secure approximately $1 million in additional capital and (b) very carefully managing operating costs. As more companies become cognizant of their intellectual property's vulnerability to expensive and time-consuming security breaches, we expect the significance of ION's comprehensive solution to gain further market penetration."

CONFERENCE CALL

ION Networks will host a conference call at 5 p.m. (EST) today, Tuesday, March 18, to discuss the Company's financial results for the quarter. The conference call can be accessed by dialing 888-214-7563 and providing the following reservation number: 21130260. It is recommended that participants call at least 10 minutes before the call is scheduled to begin.

ABOUT ION NETWORKS

ION Networks, Inc. is a leading provider of security and management solutions that protect critical information and infrastructure from internal and external security threats. The ION Secure suite helps customers protect critical infrastructure and maximize operational efficiency while lowering operational costs. ION Networks' customers include AT&T, Bank of America, British Telecom, Citigroup, Entergy, Fortis Bank, Oracle, Sprint and the U.S. Government. Headquartered in Piscataway, New Jersey, the Company has installed tens of thousands of its products worldwide.

More information can be obtained from WWW.ION-NETWORKS.COM.

ION   Networks(TM)   and  ION   Secure(TM)   are  trademarks  of  ION  Networks,
Incorporated. All other trademarks and registered trademarks in this document are the properties of their respective owners.

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. These statements include, but are not limited to, statements regarding the Company's plans to secure additional capital and the Company's ability to gain further market recognition. The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand; changes in the Company's sales force and management; fluctuations in spending on technology generally and security solutions in particular; insufficiency of operating capital; general economic conditions (both domestic and abroad); the rapid technological change which characterizes the Company's markets; the risks associated with competition; the risks associated with the expansion of the Company's sales channels; the risk of new product introductions and customer acceptance of new products; the risks associated with international sales as the Company expands its markets; and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission Filings, including but not limited to those appearing within the Company's most recent Form 10-KSB and amendments thereto, and form 10-QSB, respectively filed with the Securities and Exchange Commission on August 21, 2002 and November 14, 2002.





                       ***** Financial Tables Follow *****

ION NETWORKS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

                                                 For the Three Months Ended     For the Nine Months Ended
                                                 December 31,    December 31,   December 31,  December 31,
                                                     2002            2001           2002          2001
                                               ----------------- -------------- -------------- -------------

Net sales                                               $852,692    $2,214,216     $3,335,160    $5,236,038

Cost of sales                                           $513,969    $1,092,872    $ 1,428,037   $ 2,523,047
                                               ----------------- -------------- -------------- -------------

Gross margin                                             338,723     1,121,344      1,907,123     2,712,991

Research and development expenses                        250,319       211,929        766,521       720,426
Selling, general and administration expenses           1,768,224     1,870,157      5,519,665     6,405,442
Restructuring, asset impairment and other
charges                                                  508,458       217,467        662,828       217,467
Depreciation and amortization expenses                   271,748       468,830        835,315     1,412,794
                                               ----------------- -------------- -------------- -------------

Total Operating Expense                                2,798,749     2,768,383      7,784,329     8,756,129

Loss from operations                                 (2,460,026)   (1,647,039)    (5,877,206)   (6,043,138)

Other Income                                             236,728       264,725        236,728       264,725
Interest income                                           11,584        17,932         36,781        91,714
Interest expense                                         (8,022)       (7,510)       (19,524)      (25,134)
                                               ----------------- -------------- -------------- -------------

Loss before income tax expense                       (2,219,736)   (1,371,892)    (5,623,221)   (5,711,833)

Income tax expense                                     -               -                5,301      -
                                               ----------------- -------------- -------------- -------------

Net loss                                            $(2,219,736) $ (1,371,892)   $(5,628,522)  $(5,711,833)
                                               ================= ============== ============== =============

PER SHARE DATA
Net loss per share
Basic & diluted                                         $ (0.10)       $(0.07)        $(0.25)      $ (0.31)

Weighted average number of common shares outstanding:
Basic & diluted                                       23,317,620    18,542,991     22,843,009    18,316,943



ION NETWORKS, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                              DECEMBER 31,           DECEMBER 31,
                                                                 2002                   2001
ASSETS
Current Assets:
  Cash and cash equivalents                                   $ 865,684           $    1,746,632
  Accounts receivable, net of allowance for doubtful accounts   561,762                1,475,021
    of $90,521 and $148,781 respectively
  Inventory, net                                              1,259,268                1,436,102
  Prepaid expenses and other current assets                     203,934                  255,609

  Related party notes receivable                                      -                   98,537
           Total current assets                               2,890,648                5,011,901
Restricted cash                                                 125,700                  375,000
Property and equipment, net                                     485,735                  948,248
Capitalized software, less accumulated amortization of
  $3,920,223 and $3,197,791 respectively                        764,429                  967,120
Goodwill and other acquisition related intangibles, less
  accumulated amortization of $1,000,000 and $963,021
respectively                                                          -                   63,523
Other assets                                                     14,878                   19,588
                                                             -------------          ------------
                                                             $4,281,390              $ 7,385,380
                                                             =============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Current portion of capital leases                           $  87,057              $   74,426
  Current portion of long-term debt                               4,004                  61,320
  Accounts payable                                            1,195,023               1,128,145
  Accrued expenses                                              906,154                 397,035
  Accrued payroll and related liabilities                       185,358                 668,625
  Deferred income                                               155,021                 179,381
  Other current liabilities                                     173,342                 296,782
                                                             -------------          ------------

           Total current liabilities                          2,705,959               2,805,714
Long-term portion of capital leases                              73,551                 165,775
Long-term debt, net of current portion                            5,717                   8,702
Commitments and contingencies
Stockholders' equity:

Preferred stock-par value $.001 per share; authorized shares
- 1,000,000 at December 31, 2002 and 2001, designated shares
- 200,000 at  December  31,  2002 and none at  December  31,
2001; issued and outstanding  166,835 at December 31, 2002 &
none at
December 31, 2001                                                  167                        -


Common stock, par value $.001 per share;  authorized
shares  50,000,000,  issued
and outstanding  24,875,500  shares at December 31,
2002; issued and outstanding
21,124,801 shares at December 31, 2001                            24,876                    21,125
  Additional paid-in capital                                  44,680,740                40,764,831
  Notes receivable from officers                                (473,405)                 (536,100)
  Accumulated deficit                                        (42,722,946)              (35,876,878)
                                                             -------------          --------------
  Accumulated other comprehensive (loss) income                  (13,269)                   32,211
                                                             -------------          --------------
Total stockholders' equity                                     1,496,163                 4,405,189
                                                             -------------          --------------
Total liabilities and stockholders' equity                    $4,281,390             $   7,385,380
                                                             =============          ==============



                                  EXHIBIT 99.2
                                  ------------

                     ION NETWORKS ANNOUNCES NASDAQ DELISTING


PISCATAWAY, N.J March 24, 2003--ION Networks Incorporated (Nasdaq: IONN), a leading provider of security and management solutions that protect critical infrastructure from internal and external security threats, today announced that it received a letter from The Nasdaq Stock Market, Inc. on March 19, 2003, advising that the Company has not regained compliance with the minimum $1.00 closing bid price per share requirement, as set forth in Marketplace Rule 4310(c)(4) and is not eligible for an additional 90 calendar day compliance period given that it does not meet the initial listing requirements of The Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(A).

ION's securities will consequently be delisted from The Nasdaq SmallCap Market at the opening of business on March 28, 2003 and may thereafter be available for immediate quotation on the OTC Bulletin Board under the same symbol, IONN.

ABOUT ION NETWORKS

ION Networks, Inc. is a leading provider of security and management solutions that protect critical information and infrastructure from internal and external security threats. The ION Secure suite helps customers protect critical infrastructure and maximize operational efficiency while lowering operational costs. ION Networks' customers include AT&T, Bank of America, British Telecom, Citigroup, Entergy, Fortis Bank, Oracle, Sprint and the U.S. Government. Headquartered in Piscataway, New Jersey, the Company has installed tens of thousands of its products worldwide.

More information can be obtained from WWW.ION-NETWORKS.COM.

ION   Networks(TM)   and  ION   Secure(TM)   are  trademarks  of  ION  Networks,
Incorporated. All other trademarks and registered trademarks in this document are the properties of their respective owners.

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. These statements include, but are not limited to, statements regarding the delisting of the Company's securities from the Nasdaq SmallCap Market and subsequent immediate quotation on the OTC Bulletin Board. The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand; changes in the Company's sales force and management; fluctuations in spending on technology generally and security solutions in particular; insufficiency of operating capital; general economic conditions (both domestic and abroad); the rapid technological change which characterizes the Company's markets; the risks associated with competition; the risks associated with the expansion of the Company's sales channels; the risk of new product introductions and customer acceptance of new products; the risks associated with international sales as the Company expands its markets; and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission Filings, including but not limited to those appearing within the Company's most recent Form 10-KSB and amendments thereto, and form 10-QSB, respectively filed with the Securities and Exchange Commission on August 21, 2002 and November 14, 2002.